EATON VANCE U.S. GOVERNMENT MONEY MARKET FUND
Supplement to Prospectus dated March 1, 2015 and
Summary Prospectus dated March 1, 2015

Eaton Vance U.S. Government Money Market Fund (the “Fund”) is no longer offered for sale or exchange and the Fund will be liquidated on or about October 29, 2015 (“Liquidation Date”).  Effective immediately, all contingent deferred sales charges applicable to Fund redemptions will be waived.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED DIRECTLY WITH THE FUND.

Fund Shares owned in 401k, Pension and Profit Sharing Plan accounts.  If you are invested in the Fund through a 401k, Pension and Profit Sharing Plan, and the Fund does not receive directions from you or the plan’s trustee, the Fund will send a liquidating distribution to the trustee in the trustee’s name.

Fund Shares owned in Traditional IRA, Roth IRA, SIMPLE, SEP and 403 Plan accounts.  Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date will be exchanged for shares of Eaton Vance Short Duration Government Income Fund to avoid tax penalties that may be imposed if Fund shares were redeemed in cash.  Eaton Vance Short Duration Government Income Fund has a different objective, principal strategies and principal risks than the Fund.  Also, unlike the Fund, Eaton Vance Short Duration Government Income Fund is not a money market fund and does not seek to maintain a stable $1.00 net asset value (“NAV”) per share.  Like other bond funds, Eaton Vance Short Duration Government Income Fund has a floating NAV.  Please review Eaton Vance Short Duration Government Income Fund’s prospectus carefully before investing in the Fund.  You can find Eaton Vance Short Duration Government Income Fund’s prospectus online at www.eatonvance.com.  You can also get the prospectus at no cost by calling 1-800-262-1122.

If you do not wish to be invested in Eaton Vance Short Duration Government Income Fund, you must contact the Fund at 1-800-262-1122 before October 22, 2015.  Otherwise, you will be invested in the corresponding class of Eaton Vance Short Duration Government Income Fund (example, Class A shares of the Fund will be exchanged into Class A shares of Eaton Vance Short Duration Government Income Fund) in order to avoid tax penalties that may be imposed on you by the Internal Revenue Code.  If we do not hear from you with directions before October 22, 2015, you will have been deemed to have directed the investment into Eaton Vance Short Duration Government Income Fund and consented to the fees.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED BY A FINANICAL INTERMEDIARY.

If you own Fund shares in an accounts maintained by a financial intermediary, please contact that financial intermediary if you have questions about the liquidation of the Fund.  If you are invested in a qualified account (example, IRA), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

August 31, 2015	19713 8.31.15